UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2005

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

APPROVAL OF AN AMENDMENT TO THE LIZ CLAIBORNE, INC. 2005 STOCK INCENTIVE PLAN

On July 12, 2005, the Board of Directors of Liz Claiborne, Inc. approved an amendment to the stockholder-approved Liz Claiborne, Inc. 2005 Stock Incentive Plan (the “Plan”), as follows:
•	Section 2.9 of the Plan was amended to provide that grants of unrestricted shares under the Plan to any employee, as opposed to only officers as originally provided for, be identified as having been made in lieu of salary or cash bonus.

•	Section 2.10(a) of the Plan was amended to provide a one-year minimum performance period for any performance share grant under the Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
10.1	Amendment Number 1 to the Liz Claiborne, Inc. 2005 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Dated: July 18, 2005	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
10.1	Amendment Number 1 to the Liz Claiborne, Inc. 2005 Stock Incentive Plan.